UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2017

RENNOVA HEALTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 21, 2017, Rennova Health, Inc. (the “Company”) closed an offering of $10,850,000 principal amount of Senior Secured Original Issue Discount Convertible Debentures due March 21, 2019 (the “New Debentures”) and three series of warrants to purchase an aggregate of 19,608,426 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), as further described below (each a “Warrant” and, collectively, the “Warrants”). The offering was pursuant to the terms of the previously announced Securities Purchase Agreement, dated as of March 15, 2017 (the “Purchase Agreement”), between the Company and certain existing institutional investors of the Company. The Company received proceeds of $8,750,000 from the offering.

Also on March 21, 2017, the Company closed an exchange by which the holders of the Company’s Original Issue Discount Convertible Debentures issued on February 2, 2017 and holders of the Company’s Series H Convertible Preferred Stock exchanged $1,590,000 principal amount of such debentures and $2,174,000 stated value of such preferred stock for $5,160,260 principal amount of new debentures on the same items as, and pari passu with, the New Debentures (the “Exchange Debentures” and, together with the New Debentures, the “Debentures”) and Warrants. All issuance amounts of Debentures reflect a 24% original issue discount.

The Debentures may be converted at any time at a conversion price equal to $1.66. The New Debentures begin to amortize monthly commencing on the 90th day following March 21, 2017 and the Exchange Debentures begin to amortize monthly immediately. On each monthly amortization date, the Company may elect to repay 5% of the original principal amount of Debentures in cash or, in lieu thereof, the conversion price of such Debentures shall thereafter be 85% of the volume weighted average price at the time of conversion. In the event the Company does not elect to pay such amortization amounts in cash, each investor, in their sole discretion, may increase the conversion amount subject to the alternative conversion price by up to four times the amortization amount.

If any Event of Default (as defined in the Debentures) occurs, the outstanding principal amount of the Debentures, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the holder’s election, immediately due and payable in cash. Commencing five days after the occurrence of any Event of Default that results in the eventual acceleration of the Debentures, the interest rate on the Debentures shall accrue at an interest rate equal to the lesser of 18% per annum and the maximum rate permitted under applicable law.

The Debentures contain customary affirmative and negative covenants. The conversion price is subject to “full ratchet” and other customary anti-dilution protections as more fully described in the Debentures.

The Series A Warrants are exercisable for up to a number of shares of Common Stock equal to 100% of the shares underlying the Debentures, or an aggregate of 9,730,516 shares. They are immediately exercisable and have a term of exercise equal to five years. The Series B Warrants are exercisable for up to a number of shares of Common Stock equal to 100% of the shares underlying the Debentures, or an aggregate of 9,730,516 shares, and are exercisable for a period of 18 months commencing immediately. The Series C Warrants are exercisable for up to a number of shares of Common Stock equal to 100% of the shares underlying the Debentures, or an aggregate of 9,730,516 shares, and have a term of five years provided such Warrants shall only vest if, when and to the extent that the holders exercise the Series B Warrants. The Series A and Series C Warrants each have an exercise price of $1.95 and the Series B Warrants have an exercise price of $1.66. All Warrants are subject to “full ratchet” and other customary anti-dilution protections.

Holders of Debentures and Warrants are prohibited from converting or exercising such Debentures or Warrants into or for Common Stock if, as a result of such conversion or exercise, the holder, together with its affiliates, would own more than 4.99% of the total number of shares of Common Stock then issued and outstanding. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, provided that any increase in such percentage shall not be effective until 61 days after notice to the Company.

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As collateral security for all of the Company’s obligations under the Debentures, the Company and the Company’s subsidiaries listed in the security agreement granted the Debenture holders a security interest in all of the Company’s and its subsidiaries’ assets, pursuant to the terms of the Security Agreement (the “Security Agreement”). To further secure the Company’s obligations, the Company’s subsidiaries also executed a Guarantee (the “Guarantee”), pursuant to which the subsidiaries agree to guaranty the Company’s obligations owed to the Debenture holders.

The securities issued under the Purchase Agreement were issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving any public offering. The securities issued under the Exchange Agreement were issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

The Company is obligated to file a registration statement registering for resale the shares underlying the Debentures and Warrants on or before April 7, 2017 and use best efforts to cause such registration statement to be declared effective within 45 days or 75 days if reviewed. The Company’s failure to satisfy certain conditions and deadlines described in the Registration Rights Agreement may subject it to payment of certain liquidated damages. Additionally, the Company is required to seek shareholder approval to issue in excess of 20% of the Company’s issued and outstanding shares of Common Stock. The holders were also granted a right of participation in up to 50% of any future offerings for so long as the Debentures and Warrants are outstanding.

The foregoing description of the Purchase Agreement, the Debentures, the Warrants, the Security Agreement, the Exchange Agreement and the Guarantee does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as exhibits to this Current Report and are incorporated herein by reference.

As previously announced, the Company also entered into exchange agreements with certain holders of its warrants issued on July 19, 2016 to exchange, upon the closing under the Purchase Agreement, such warrants for an aggregate of 29,518 shares of Common Stock. Such shares of Common Stock were issued on March 21, 2017 and were issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

Effective September 11, 2015, Medytox Solutions, Inc., now a wholly-owned subsidiary of the Company (“Medytox”), entered into a Securities Purchase Agreement with TCA Global Credit Master Fund, LP (“TCA”), pursuant to which Medytox issued a $3,000,000 debenture (the “TCA Debenture”) to TCA. The TCA Debenture is secured by a pledge of the assets of Medytox and various subsidiaries. Prior to the issuance of the Debentures and the Warrants on March 21, 2017, the Company had not made the last six required payments under the TCA Debenture, totalling $1,800,000.

In connection with the issuance of the Debentures and the Warrants, the Company and TCA entered into a Side Letter (the “Side Letter”). Pursuant to the Side Letter, TCA was paid $750,000 toward the TCA Debenture and the remaining indebtedness was restructured over the next six months. TCA acknowledged that the Company was not in default of the TCA Debenture as a result of any failure to make any required payment and TCA waived any such default that may have then existed.

The Company also guaranteed Medytox’s obligations under the TCA Debenture pursuant to the terms of a Guaranty Agreement (the “Rennova Guaranty Agreement”). To secure its obligations under the Rennova Guaranty Agreement, the Company granted TCA a security interest in all of its assets, pursuant to the terms of a Security Agreement (the “Rennova Security Agreement”). Rennova also agreed, pursuant to a Services Agreement (the “Services Agreement”), to pay TCA $150,000 on the date that is the earlier of September 20, 2017 or when any registration statement filed by the Company with the Securities and Exchange Commission is declared effective. To govern the relationship between TCA and the holders of the Debentures, each as secured creditors of the Company, TCA and Sabby Management, LLC, as Agent for the Debenture holders, entered into an Intercreditor Agreement (the “Intercreditor Agreement”).

The foregoing description of the Side Letter, the Rennova Guaranty Agreement, the Rennova Security Agreement, the Services Agreement and the Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as exhibits to this Current Report and are incorporated herein by reference.

As previously announced, Christopher Diamantis, a director of the Company, had made advances to the Company. These advances were due on demand. As of March 21, 2017, these advances totalled $3,300,000. This amount, plus accrued interest, was paid to Mr. Diamantis out of the proceeds of the offering of the New Debentures and Warrants.

On March 21, 2017, the Company also issued Mr. Diamantis warrants to purchase 250,000 shares of Common Stock. The warrants are exercisable immediately, have a term of exercise equal to five years and have an exercise price of $1.66. The warrants are subject to “full ratchet” and other customary antidilution protections. The warrants were issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving any public offering.

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Item 3.02        Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03         Material Modification to Rights of Security Holders

On July 19, 2016, the Company issued, in a public offering, warrants to purchase 19,418,633 shares of Common Stock pursuant to the terms of a Warrant Agency Agreement, dated as of July 19, 2016 (the “Warrant Agreement”), between the Company and Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A., as Warrant Agent. Effective as of March 15, 2017, the Warrant Agreement was amended pursuant to its terms to consent to the Purchase Agreement, the Exchange Agreement and the transactions contemplated thereby.

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Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Exhibit Description

10.132	Securities Purchase Agreement, dated as of March 15, 2017, between Rennova Health, Inc. and each purchaser identified on the signature pages thereto (incorporated by reference to Exhibit 10.126 of the Company’s Current Report on Form 8-K filed March 16, 2017)
10.133	Form of Senior Secured Original Issue Discount Convertible Debenture (incorporated by reference to Exhibit 10.127 of the Company’s Current Report on Form 8-K filed on March 16, 2017)
10.134	Form of Series A/B/C Common Stock Purchase Warrant
10.135	Form of Security Agreement (incorporated by reference to Exhibit 10.129 of the Company’s Current Report on Form 8-K filed on March 16, 2017)
10.136	Form of Subsidiary Guarantee (incorporated by reference to Exhibit 10.130 of the Company’s Current Report on Form 8-K filed on March 16, 2017)
10.137	Exchange Agreement, dated as of March 15, 2017, between Rennova Health, Inc. and the investors signatory thereto (incorporated by reference to Exhibit 10.131 of the Company’s Current Report on Form 8-K filed on March 16, 2017)
10.138	Side Letter, dated March 20, 2017, between Rennova Health, Inc. and TCA Global Credit Master Fund, LP
10.139	Security Agreement, dated as of March 20, 2017, between Rennova Health, Inc. and TCA Global Credit Master Fund, LP
10.140	Guaranty Agreement, dated as of March 20, 2017 by Rennova Health, Inc. in favor of TCA Global Credit Master Fund, LP
10.141	Intercreditor Agreement, dated as of March 20, 2017, between Sabby Management, LLC, as Agent, and TCA Global Credit Master Fund, LP
10.142	Services Agreement, dated as of March 20, 2017 between Rennova Health, Inc. and TCA Global Credit Master Fund, LP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2017	RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.132	Securities Purchase Agreement, dated as of March 15, 2017, between Rennova Health, Inc. and each purchaser identified on the signature pages thereto (incorporated by reference to Exhibit 10.126 of the Company’s Current Report on Form 8-K filed March 16, 2017)
10.133	Form of Senior Secured Original Issue Discount Convertible Debenture (incorporated by reference to Exhibit 10.127 of the Company’s Current Report on Form 8-K filed on March 16, 2017)
10.134	Form of Series A/B/C Common Stock Purchase Warrant
10.135	Form of Security Agreement (incorporated by reference to Exhibit 10.129 of the Company’s Current Report on Form 8-K filed on March 16, 2017)
10.136	Form of Subsidiary Guarantee (incorporated by reference to Exhibit 10.130 of the Company’s Current Report on Form 8-K filed on March 16, 2017)
10.137	Exchange Agreement, dated as of March 15, 2017, between Rennova Health, Inc. and the investors signatory thereto (incorporated by reference to Exhibit 10.131 of the Company’s Current Report on Form 8-K filed on March 16, 2017)
10.138	Side Letter, dated March 20, 2017, between Rennova Health, Inc. and TCA Global Credit Master Fund, LP
10.139	Security Agreement, dated as of March 20, 2017, between Rennova Health, Inc. and TCA Global Credit Master Fund, LP
10.140	Guaranty Agreement, dated as of March 20, 2017 by Rennova Health, Inc. in favor of TCA Global Credit Master Fund, LP
10.141	Intercreditor Agreement, dated as of March 20, 2017, between Sabby Management, LLC, as Agent, and TCA Global Credit Master Fund, LP
10.142	Services Agreement, dated as of March 20, 2017 between Rennova Health, Inc. and TCA Global Credit Master Fund, LP

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